Supplier Concentration	12 Months Ended
Dec. 31, 2011
Supplier Concentration [Abstract]
Supplier Concentration

3. SUPPLIER CONCENTRATION

We have four key suppliers of HVAC/R equipment products. Purchases from these four suppliers comprised 71%, 72% and 66% of all purchases made in 2011, 2010 and 2009, respectively, with the largest supplier, Carrier and its affiliates, accounting for 54%, 52% and 41% of all purchases made in each of the years ended December 31, 2011, 2010 and 2009, respectively. Any significant interruption by Carrier or the other key suppliers in the delivery of products could impair our ability to maintain current inventory levels or a termination of a distribution agreement could disrupt the operations of certain subsidiaries and could materially impact our consolidated results of operations and consolidated financial position. See Note 14.